Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800)541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

The Johnson Fixed Income Fund

Summary Prospectus	May 1, 2010

Investment Objective:  A high level of income over the long term consistent with preservation of capital.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee[1]	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses (Acquired Fund Fees and Expenses)[2]	0.02%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver	(0.15%)
Total Annual Fund Operating Expenses After Fee Waiver	0.87%
[1]	A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.
[2]
 “Other Expenses” are comprised solely of fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds.  Numbers are rounded.  Acquired Fund Fees and Expenses are the indirect costs of investing in other funds.  If the Fund incurred Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses and Net Expenses will not correlate to the expense ratios in the Fund’s financial statements or the Financial Highlights in the prospectus because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other funds.

Effective May 1, 2010, the adviser has contractually agreed to waive its management fees for the Fixed Income Fund through April 30, 2011.  The adviser may not unilaterally change the contract until May 1, 2011.  Prior to May 1, 2010, the adviser’s fee waivers for the Fund were the same as indicated above.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
Fixed Income Fund	$89	$311	$551	$1,239

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.17% of the average value of its portfolio.

Principal Investment Strategies of the Fund:  The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, convertible bonds, mortgage-backed securities, collateralized mortgage obligations, domestic and foreign corporate and government securities (including securities issued by government agencies), municipal securities, zero coupon bonds and short term obligations, such as commercial paper and repurchase agreements. The adviser typically selects fixed income securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade fixed income securities.

Principal Risks of Investing in the Fund:  As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.
Credit Risk – The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Prepayment Risk – The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Management Risk – The adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

Average Annual Total Returns:  The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year for the last 10 calendar years. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 6.48% in the fourth quarter of 2008, and the lowest return was -1.88% in the fourth quarter of 2001.

For the Periods ended December 31, 2009	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	6.27%	4.95%	5.61%
Return After Taxes on Distributions	4.67%	3.48%	3.97%
Return After Taxes on Distributions and Sale of Fund Shares	4.27%	3.39%	3.84%
Barclays Aggregate Index	5.93%	4.97%	6.33%
Barclays Intermediate Government/Credit Index	5.24%	4.66%	5.93%
The Barclays Aggregate Index is the primary benchmark, replacing the Barclays Intermediated Government/Credit Index. The reason for the change is the adviser considers the Barclays Aggregate Index to better represent the management style of the Fund.

The Barclays Aggregate Index is the primary benchmark, replacing the Barclays Intermediated Government/Credit Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  Johnson Investment Counsel, Inc.

Portfolio Managers:  The Fund is managed by a team of portfolio managers.  Jason Jackman, CFA, has been a member of the team since 1993 and the team leader of the Fund since 1999.  Dale Coates, CFA, has been a member of the Fund team since the Fund's inception.  Michael Leisring, CFA, has been a member of the Fund team since 2003.

Purchase or Sale of Fund Shares:  Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange.  The minimum initial investment for the Fund is $2,000.  The minimum for additional purchases is $100.  You may buy or sell shares on any business day.  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays.   Purchases and redemptions can be made through the Fund's transfer agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH  45247.  You may contact the transfer agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information: Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.